UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  4/1/2015

Tesco Corporation
(Exact name of registrant as specified in its charter)

Alberta	76-0419312
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3993 West Sam Houston Parkway North Suite 100 Houston, Texas	77043-1221
(Address of Principal Executive Offices)	(Zip Code)

713-359-7000
(Registrant’s telephone number, including area code)

Commission File Number:  001-34090

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On March 31, 2015, Tesco Corporation (the “Company”) issued a press release reporting its results of operations for its fiscal quarter ended December 31, 2014. A copy of the press release is furnished herewith as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information contained in this Report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 5, 2015, the following officers entered into amendments (the "Amendments") to their existing employment agreements with the Company: (i) Mr. Fernando R. Assing, President and Chief Executive Officer; (ii) Mr. Christopher L. Boone, Senior Vice President and Chief Financial Officer; and (iii) Mr. Dean Ferris, Senior Vice President, General Counsel, and Corporate Secretary.

Each amendment reduces the annual base salary of the executive officer by five percent (5%). This is aligned with the broader cost reductions the Company has announced and, particularly, with the reduction in salaries effective the same date for other employees based in the United States. Each of Messrs. Assing, Boone, and Ferris agree through the Amendment that this reduction in his 2015 base annual salary does not constitute "Good Reason" for termination by the executive under his existing employment agreement. As a result of the Amendments, the Base Annual Salary of each executive is as follows:

Executive Officer	2015 Base Annual Salary	Amendment Number
Fernando R. Assing	$475,000	First Amendment
Christopher L. Boone	$332,500	First Amendment
Dean Ferris	$294,500	Second Amendment

The foregoing description of the Amendments is not complete and is qualified in its entirety by the actual provisions of the amendment, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The terms and conditions of Messrs. Assing's, Boone's, and Ferris's employment agreements remain unchanged other than as explicitly amended by the Amendment.

Item 9.01.    Exhibits and Financial Statements.

(d)    Exhibits

10.1	Form of Amendment to the respective Employment Agreement of Messrs. Assing, Boone, and Ferris effective April 5, 2015
99.1	TESCO Press Release announcing Q4 2014 Earnings dated March 31, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESCO CORPORATION

Date: April 1, 2015	By:	/s/ Christopher L. Boone
Christopher L. Boone, Sr. Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Amendment to the respective Employment Agreement of Messrs. Assing, Boone, and Ferris effective April 5, 2015
99.1	TESCO Press Release announcing Q4 2014 Earnings dated March 31, 2015